ENTREPRENUER AND FORMER BIG FOUR PARTNER JOINS BOARD OF UBIQUITY INC.

IRVINE, CA – August 15, 2016 – Ubiquity, Inc. (OTCBB: UBIQ) (Ubiquity) a vertically integrated, technology-focused media company, announced it has appointed technology industry veteran and former Big Four Partner, Bola Ajere, to the company’s board of directors.

Ajere is the CEO and founder of the AMC Consulting Group a management and technology consulting firm based in Los Angeles. AMC specializes in Information Technology, Corporate Governance, Risk Management and Regulatory Compliance Programs. Previously, Ajere was a Partner at Deloitte & Touche in Los Angeles for six years, serving as the partner in charge of the Enterprise Risk Management practice.

Ubiquity Founder, Chris Carmichael said: “We are very pleased to have Bola join our board and look forward to leveraging his technology and management consulting expertise on behalf of the company. We are continuing to add top-flight board members and executives as we build our opportunities in the virtual, augmented and mixed reality space.”

Ajere has served in senior positions at 3 of the world’s largest accounting firms. Before joining Deloitte & Touche, Ajere was a Senior Manager at Ernst & Young for 11 years and prior to that served as Manager at PricewaterhouseCoopers and IBM for 2 years and 4 years respectively. Ajere graduated from University of Kent at Canterbury, England with degrees in Accounting and Computer Science.

Ajere said: “I am excited to be joining the board of directors of such a dynamic company and look forward to contribute my expertise as Ubiquity continues to grow.”

About Ubiquity, Inc. (OTCBB: UBIQ)

Based in Irvine, CA, Ubiquity is a vertically integrated, technology-focused media company. Ubiquity’s robust portfolio of patents and intellectual property covering virtual, augmented, mixed and immersive reality as well as the Internet-of-Things. Ubiquity has developed an industry-leading, intuitive, immersive consumer experience for all web-based activity called the Sprocket. Ubiquity’s intellectual property and unique cloud-based technology combines Mobile as a Service (“MaaS”) with Software as a Service (“SaaS”) to enable its customers to structure their content and data in a mobile cloud to deliver innovative user experiences to their multiscreen communities and audiences worldwide. Through Ubiquity Labs the company is leveraging an extensive portfolio of intellectual property spanning, immersive advertising, video compression, content distribution, e-commerce, and mobile applications to support the commercialization of new technologies. For more information, go to www.ubiquitycorp.com

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements and information that are based on the beliefs of management and reflect the Company’s current expectations. When used in this news release, the words “estimate,” “project,” “belief,” “anticipate,” “intend,” “expect,” “plan,” “predict,” “may,” or “should,” and the negative of these words or such variations thereon or comparable terminology, are intended to identify forward-looking statements and information. Such statements and information reflect the current view of the Company with respect to risks and uncertainties that may cause actual results to differ materially from those contemplated in those forward-looking statements and information.

By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the failure of the business strategy, the integrity of the Company’s patents, proprietary intellectual property, and competition. The Company cautions that the foregoing list of risk factors is not exhaustive and is subject to change and there can be no assurance that such assumptions will reflect the actual outcome of such items or factors. When relying on the Company’s forward-looking statements and information to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events, including the risk factors set out in the Company’s 10K/A for the year ended December 31, 2014. See the sections entitled “Risk Factors” in Ubiquity’s quarterly and annual reports as filed by Ubiquity from time to time with the Securities and Exchange Commission. The Company has assumed that the material factors referred to above will not cause such forward-looking statements and information to differ materially from actual results or events.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS NEWS RELEASE REPRESENTS THE EXPECTATIONS OF THE COMPANY AS OF THE DATE OF THIS NEWS RELEASE AND, ACCORDINGLY, IS SUBJECT TO CHANGE AFTER SUCH DATE. READERS SHOULD NOT PLACE UNDUE IMPORTANCE ON FORWARD-LOOKING INFORMATION AND SHOULD NOT RELY UPON THIS INFORMATION AS OF ANY OTHER DATE. WHILE THE COMPANY MAY ELECT TO, IT DOES NOT UNDERTAKE TO UPDATE THIS INFORMATION AT ANY PARTICULAR TIME EXCEPT AS REQUIRED IN ACCORDANCE WITH APPLICABLE SECURITIES LEGISLATION.

Contacts:

Rubenstein PR

Loretta Mock

212-805-3067

lmock@rubensteinpr.com

Jeanne Turkheimer, Account Executive

212-805-3073

jturkheimer@rubensteinpr.com

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